Exibit 23.5


                              BSK Laboratories
                            1414 Stanislaus Street
                              FRESNO, CA 93706


                       CONSENT OF INDEPENDENT TESTING LABORATORIES


As an Independent Testing Laboratory, We consent to the use of our test data results produced for Itec Environmental Group, Inc dated June 12, 2003 in the Registration Statement on Form SB-2/A, Amendment No. 3.

Sincerely,

/s/ Miyuki Fujita
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Miyuki Fujita
BSK Laboratories
Fresno, CA
October 21, 2003